FIRST PULASKI NATIONAL CORPORATION
                         PULASKI, TENNESSEE

              NOTICE OF ANNUAL MEETING OF SHAREHOLDERS



       TO THE HOLDERS OF COMMON STOCK:

            Notice is hereby given that pursuant to call of its Directors, the regular annual meeting of the shareholders of First Pulaski National Corporation of Pulaski, Tennessee, will be held in the Cox and Curry Center of the First National Bank at 206 South First Street, Pulaski, Tennessee on Thursday, April 20, 1995, at 1:00 P.M. CDT for the purpose of considering and voting on the following matters:

            (1)  The election as Directors of the twenty-six
            (26) persons named in the Proxy Statement dated
            March 31, 1995, and accompanying the notice of said meeting.

            (2)  Ratification of the selection of the
            Certified Public Accounting Firm of Putman and
            Hancock, Certified Public Accountants, for professional services for the current year, and

            (3) Whatever other business that properly may be brought before the meeting or any adjournment or adjournments thereof.

            Only those shareholders of record at the close of business on March 31, 1995, shall be entitled to Notice of Meeting and to vote at the annual meeting or any adjournment thereof.


       By order of the Board of Directors

       /s/ Parmenas Cox         /s/ William R. Horne
       Parmenas Cox             William R. Horne
       Senior Chairman of       President
       the Board

       /s/Robert M. Curry
       Robert M. Curry
       Chairman of the Board
       and Chief Executive Officer

                  FIRST PULASKI NATIONAL CORPORATION
                            PROXY STATEMENT


        This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of the First Pulaski National Corporation (the "Corporation") to be voted at the annual meeting of the Shareholders of the Corporation or any adjournment or adjournments thereof, to be held on April 20, 1995, at the time and place and for the purposes set forth in the accompanying notice. A proxy may be revoked by the shareholder at any time prior to its use by filing with the Secretary of the Corporation a written revocation or duly executed proxy bearing a later date. This proxy statement and the accompanying form of proxy have been mailed on or about March 31, 1995, to holders of the Corporation's common stock.

        The Corporation's principal executive office is located in the First National Bank Building at 206 South First Street, Pulaski, Tennessee, 38478.

        Proxies may be solicited by mail. All costs will be borne by the Corporation. The Corporation does not anticipate paying any compensation to any party other than its regular employees (and then only regular salaries plus expenses) for the solicitation of proxies.

        The shares represented by such proxies will be voted in accordance with the choices specified therein. If no choice has been specified, the shares will be voted for the election of the nominees named herein as directors; and for the ratification of the selection of Putman and Hancock, Certified Public Accountants of Fayetteville, Tennessee, as the Corporation's independent auditor for the current year. The Board of Directors of the Corporation does not know of any other matters which will be presented for action at the meeting, but the persons named in the proxy (who are directors of the Corporation) intend to vote or act with respect to any other proposal which may be presented for action, according to their best judgment unless the proxy provides otherwise for the withholding of discretionary authority.

        As of March 31, 1995, the Corporation had outstanding 304,983 shares of its $1 par value common stock. Holders of the common stock are entitled to one vote for each share of common stock held on all matters to come before the meeting. Only shareholders of record at the close of business on March 31, 1995 are entitled to vote at the meeting or any adjournment thereof.

        The affirmative vote of a plurality of the votes cast is required for the election of the nominees as directors. The affirmative vote of a majority of the shares represented at the meeting is required for ratifying the selection of the independent auditors.

        "Abstentions" and "Non Votes" are counted as "present" in determining whether a quorum is present. A non vote occurs when a nominee holding shares for a beneficial owner votes on one proposal but does not vote on another proposal because the nominee does not have discretionary voting power and has not received instructions from the beneficial owner.


                    SECURITY OWNERSHIP OF CERTAIN
                  BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth information concerning (i) persons who are the beneficial owners of more than 5% of the Corporation's common stock (its only class of voting securities) and (ii) the ownership of the Corporation's common stock beneficially owned by all directors and officers of the Corporation as a group (56 persons). Information concerning beneficial ownership of the Corporation's directors and nominees and executive officers of the Corporation is set forth in the table under the section of this Proxy Statement entitled "Election of Directors" (the "Directors' Table"). The information shown below and in the Directors' Table is as of March 31, 1995, and is based on the Corporation's stock records or the ownership data filed with the Securities and Exchange Commission.

_______________________________________________________________________
TITLE OF       NAME OF                  AMOUNT AND NATURE   PERCENT
CLASS          BENEFICIAL               OF BENEFICIAL       OF CLASS
               OWNER                    OWNER
_______________________________________________________________________

Common stock   First National Bank      19,842(1)            6.51
               of Pulaski, Tennessee
               Profit Sharing Plan

               All Directors and
               Officers (56 persons)    95,009              31.16


(1) The First National Bank of Pulaski, Tennessee Profit Sharing
Plan owns 19,842 shares of common stock. First Farmers and Merchants National Bank of Columbia, Tennessee acts as the Trustee for the Profit Sharing Plan and in such capacity has the authority to vote these shares of common stock.

                           PROPOSAL NO. 1
                        ELECTION OF DIRECTORS

        The By-Laws of the Corporation currently state that the Board of Directors shall consist of not less than five (5) nor more than thirty-five (35) members.

        The persons herein named will be elected to hold office until the next annual meeting of shareholders and until their successors have been elected and qualified. Unless otherwise directed, it is the intention of the persons named in the proxy to vote the shares covered thereby for the nominees designated by the Board of Directors as listed below.

        The following table sets forth certain information concerning each person nominated for election as a director. Management of the Corporation believes that each of the individuals named below intends to vote their shares of common stock in favor of election of the nominees for director; and ratification of the selection of Putman and Hancock, Certified Public Accountants as the Corporation's auditors.

____________________________________________________________________________
NOMINEES     AGE  SERVED    SHARES OF      % OF      PRINCIPAL
                  AS        COMMON STOCK   CLASS     OCCUPATION
                  DIRECTOR  BENEFICIALLY   OWNED     OR EMPLOYMENT
                  SINCE     OWNED AS                 FOR LAST (5)
                            OF 3/31/95               YEARS
____________________________________________________________________________
David E.     41    4/22/93     590(1)      0.19      President of
Bagley                                               Bagley & Bagley
                                                     Ins., Inc.

Johnny       59   10/19/81   3,826(2)*     1.25      Owner of Davis
Bevill                                               & Eslick Market

James K.     52    4/07/83   2,022(3)*     0.66      Owner LairdLand
Blackburn, IV                                        Farm - Real
                                                     Estate Broker

Wade         31    Never       132(4)      0.04      Owner - Wash Master
Boggs              Served                            Car Wash and Boggs'
                                                     Properties

James H.     48    4/05/84     872(5)      0.29      Real Estate
Butler                                               Agent - Butler
                                                     Realty

Thomas L.    63   10/19/81   4,413(6)*     1.45      President
Cardin                                               Cardin
                                                     Distributing Co.

Joyce F.     63    4/01/82   1,050(7)      0.34      Retired -
Chaffin                                              Vice-President
                                                     First National Bank

Parmenas     83   10/19/81   3,159   *     1.04      Senior Chairman
Cox                                                  of the Board of
                                                     First National Bank

Robert M.    45   10/19/81   7,982(8)*     2.62      Chairman of the
Curry                                                Board & CEO of
                                                     First National Bank

Gregory G.   45    4/22/93     716(9)      0.23      Dentist
Dugger

Joe          71   10/19/81   1,928(10)     0.63      Farmer - Dunavant &
Dunavant                                             Dunavant

Charles D.   40    4/22/93   2,770(11)     0.91      Physician
Haney

W. Gary      44    4/02/87   4,605(12)*    1.51      Vice-President
Harrison                                             First National Bank

R. M.        91   10/19/81   3,036(13)*    1.00      Vice-President
Harwell                                              Morris Harwell &
                                                     Son, Inc.

Morris Ed    64    4/07/83   2,168(14)*    0.71      President
Harwell                                              Morris Harwell
                                                     & Son, Inc.

James Rand   58    4/07/83   2,250(15)     0.74      Owner of
Hayes                                                Hayes Properties

William R.   47   10/19/81   6,066(16)*    1.99      President of
Horne                                                First National Bank

Glen Lamar   48   10/19/81   5,584(17)*    1.83      Senior Vice-President
                                                     & Cashier
                                                     First National Bank

D. Clayton   70   10/19/81  10,200(18)*    3.34      Retired, Attorney at Law
Lee

Kenneth R.   65   10/19/81   2,318(19)     0.76      Retired, Superintendent
Lowry                                                of Genesco
                                                     Pulaski, TN

Beatrice          10/19/81   3,136(20)*    1.03      Real Estate
McElroy                                              Investments

William A.   62    4/04/91     100(21)     0.03      Owner, McNairy's
McNairy                                              Flowerama & Gifts
                                                     Farmer

W. Harwell   60   10/19/81   7,400(22)*    2.43      Physician
Murrey

Stephen F.   49   10/19/81   4,546(23)*    1.49      Attorney, Partner
Speer                                                in Law Firm of Henry,
                                                     Henry, Stack,Garner
                                                     & Speer, P.C. and County
                                                     Attorney for Giles County

W. E.        73   10/19/81   2,080(24)     0.68      Farmer
Walters

Bill Yancey  50    4/04/91     550(25)*    0.18      Farmer

(1) Includes 100 shares held jointly with wife, 40 shares held as trustee for two children, and 450 shares held by Bagley & Bagley Pension Plan.

(2)  Includes 1,913 shares held by wife.

(3)  Includes 346 shares held by wife and 326 shares held by two children.

(4)  Includes 48 shares held with wife and 84 shares held with father.

(5) Includes 782 shares held jointly with wife and 90 shares held jointly with three children.

(6)  Includes 2,173 shares held as administrator for Cardin Distributing
     Company Profit Sharing Plan, 500 shares held by James Clarence Cardin
     Testamentary Trust, and 469 shares held by wife.

(7)  Includes 52 shares held jointly with husband.

(8) Includes 1,556 shares held jointly with wife, 1,236 shares held jointly with two brothers as equal partners, and 126 shares held jointly with wife as Trustee for four children.

(9) Includes 20 shares held jointly with wife as Trustee for child and 333 shares held by FAMCO, a profit sharing plan for the employees of his dentistry practice.

(10) Includes 214 shares held jointly with wife.

(11) Includes 648 shares held jointly with wife, 60 shares held jointly with wife as Trustee for three children, and 2,062 shares held in trust for employees of Physicians and Surgeons, Inc.

(12) Includes 18 shares held by wife as Trustee for child, and 4,587 shares held jointly with wife.

(13) Includes 130 shares held by wife and does not include shares held by his son, Morris Ed Harwell.

(14) Includes 20 shares held by wife and does not include shares held by his father, R. M. Harwell.

(15) Includes 2,020 shares held jointly with wife.

(16) Includes 1,052 shares held jointly with wife.

(17) Includes 4,538 shares held jointly with wife and 188 shares held as custodian for two children.

(18) Includes 5,618 shares held by wife.

(19) Includes 690 shares held jointly with wife.

(20) Includes 103 shares held by husband, 210 shares held jointly with husband, 232 shares held jointly with two children and 528 shares held as Trustee for two children.

(21) Held jointly with wife.

(22) Includes 64 shares held by two children, 2,062 shares held in trust for employees of Physicians & Surgeons, Inc., and 3,500 shares held by wife.

(23) Includes 72 shares held by Henry, Henry, Stack, Garner & Speer, P.C.
     Retirement Plan.

(24) Includes 218 shares held by wife and 248 shares held jointly with wife.

(25) Held jointly with wife.

 *   Serves on the Board of Directors of First National Bank of Pulaski,
          Tennessee.

     The By-Laws of the Corporation restrict nomination of persons to serve as directors as follows:

     Unless directed otherwise by the shareholders, the enclosed proxy will be voted for the election of the nominees for Directors listed. The Management of the Corporation has no reason to believe at this time that the persons so nominated will be unable or will decline to serve if elected. As set forth in the By-Laws of the Corporation, the President is authorized to vote shares held by the Corporation in other corporations and in said capacity the President of the Corporation will elect the Board of Directors of First National Bank, its wholly owned subsidiary.


              DESCRIPTION OF THE BOARD & COMMITTEES

     The Corporation does not have a standing audit, nominating or compensation committee. Decisions regarding audit, nomination of executive officers and directors and the compensation of executive officers is made by the Board of Directors as a whole. The Board of Directors of the Corporation holds regular meetings every quarter and special meetings as called. During the fiscal year ended December 31, 1994 the Board of Directors held four (4) regular meetings, one meeting held after the annual stockholders meeting and three (3) special meetings. The Board of Directors has three (3) standing committees, (1) one which administers the First Pulaski National Corporation 1987 Stock Option Plan, (2) one which administers First Pulaski National Corporation 1994 Employee Stock Purchase Plan, and (3) a committee to administer the First Pulaski National Corporation 1994 Stock Option Plan for outside directors. No incumbent director attended fewer than 75% of the total number of meetings of the Board of Directors held during 1994 with the exception of Edwin Booth who attended three (3) out of five (5) meetings during 1994 prior to his death; R. M. Harwell who attended two (2) out of eight (8) meetings during 1994 and Thomas L. Cardin who attended five (5) out of eight (8) meetings during 1994. All of the Directors who serve on the Board of Directors of the Corporation's subsidiary, First National Bank, also serve on the Corporation's Board of Directors.

                    EXECUTIVE COMPENSATION

     The following table summarizes the compensation paid or accrued by the Corporation during the fiscal years 1994, 1993 and 1992 for (i) the Chief Executive Officer of the Corporation and
(ii) the President of the Corporation (collectively, the "Named Executive Officers"):

   NAME AND                FISCAL                          ALL OTHER
PRINCIPAL POSITION          YEAR        SALARY    BONUS   COMPENSATION1

____________________________________________________________________________
Robert M. Curry             1994        $102,708  $3,989    $17,186
 Chief Executive            1993        $ 96,712  $1,871    $15,801
 Officer of the             1992        $ 90,620  $1,743    $14,824
 Corporation

William R. Horne            1994        $102,708  $3,996    $17,338
 President of the           1993        $ 96,712  $1,879    $16,164
 Corporation                1992        $ 90,604  $1,751    $15,135

__________________________

1    Represents Corporation contributions to a defined contribution plan in the amount of $15,682, $14,463 and $13,437 for Mr. Curry in fiscal 1994, 1993 and
1992, respectively, and $15,753, $14,563 and $13,522 for Mr. Horne in fiscal
1994, 1993 and 1992, respectively, and premiums paid by the Corporation with respect to life insurance policies on the life of the Named Executive Officers payable to beneficiaries designated by the Named Executive Officers of $1,406,
$1,266 and $1,261 in fiscal 1994, 1993 and 1992, respectively, for Mr. Curry and
$1,570, $1,529 and $1,487 in fiscal 1994, 1993 and 1992, respectively, for Mr.
Horne, and interest paid by the Bank (for which the named Executive Officers serve as Executive Officers) on loans to the named Executive Officers arranged by the Bank, the proceeds of which were used to purchase Common Stock of the
Corporation, in the amount of $98, $72 and $126 in fiscal 1994, 1993 and 1992, respectively for Mr. Curry and $15, $72 and $126 in fiscal 1994, 1993 and 1992 respectively for Mr. Horne.

                 OPTION EXERCISES AND YEAR-END VALUE TABLE

     The following table provides information as to options exercised or held by Mr. Curry during fiscal 1994. Mr. Horne has no outstanding options. The Corporation has never granted stock appreciation rights to any Named Executive Officer or to any other employee.

              AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                         AND FY-END OPTION VALUES

                                          NUMBER OF
                                          SECURITIES          VALUE OF
                                          UNDERLYING          UNEXERCISED
                                          UNEXERCISED         IN-THE-MONEY
                   SHARES                   OPTIONS             OPTIONS
                   ACQUIRED               AT FY-END           AT FY-END
                   ON           VALUE     EXERCISABLE/        EXERCISABLE/
NAME               EXERCISE     REALIZED  UNEXERCISABLE       UNEXERCISABLE
                      (#)         ($)          (#)                ($)
________________________________________________________________________________

Robert M. Curry      2000       156,000        0/0                0/0


         CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Some of the Corporation's officers and directors are at present, as in the past, customers of the Bank, and some of the Corporation's officers and directors are directors and officers of corporations or members of partnerships that are customers of the Bank. As such customers, they had transactions in the ordinary course of business in 1994 with the Bank, including borrowings, all of which were on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and did not involve more than normal risk of collectability or present any other unfavorable features.

     Director Stephen F. Speer and other members of the law firm of Henry, Henry, Stack, Garner & Speer, P.C. rendered legal services to the Corporation and its subsidiaries during the year 1994 and received aggregate compensation of less than $60,000.00.


                      DIRECTOR COMPENSATION

     The Directors of the Corporation are compensated at the rate of $300.00, for each Directors meeting attended. The Directors of the Corporation who serve on the Board of Directors of the First
National Bank of Pulaski, Tennessee also serve on the Executive and Loan Committee for the Bank and are compensated at the rate of $225.00 per Directors meeting and Executive and Loan Committee meeting. Additionally, Directors who serve on the Audit Committee receive $100.00 per meeting. All other Directors who serve on other committees receive $50.00 per meeting. Inside Directors
(Bank employees) only receive Director fees for regular Board of Director meetings and Executive and Loan Committee meetings.


                         PROPOSAL NO. 2
              RATIFICATION OF SELECTION OF AUDITORS

     The Corporation has appointed, subject to the ratification of the shareholders, the firm of Putman and Hancock, Certified Public
Accountants, of Fayetteville, Tennessee, as the independent audit firm of the Corporation for the year ending December 31, 1995.
Effective January 1, 1992, the firm of James M. Putman, CPA became
Putman and Hancock, CPAs. James M. Putman, or his prior associates, have been the Corporation's auditor since 1981 and the Board of Directors considers the firm of Putman and Hancock to be well qualified. A representative of Putman and Hancock is expected to attend the shareholder's meeting with the opportunity to make a statement and/or respond to appropriate questions from shareholders.

      Putman and Hancock in 1994 provided the following audit services: examination of financial statements of the Corporation, its subsidiaries and related entities, including those in the Annual Report to Shareholders and in reports filed with the Securities and Exchange Commission and others and limited reviews of the Corporation's interim financial statements.

     The management of the Corporation recommends a vote FOR ratification of the selection of Putman and Hancock, Certified
Public Accountants, as independent audit firm. Proxies solicited by management will be so voted unless shareholders specify a contrary choice in their proxies.


                     SHAREHOLDERS' PROPOSALS

     In order for any proposals by shareholders to be included in the 1995 proxy materials and to be considered at the 1996 annual meeting, all such proposals intended for presentation at the 1996 annual meeting must be mailed to Glen Lamar, Corporate Secretary, First Pulaski National Corporation, 206 South First Street,
Pulaski, Tennessee 38478, and must be received no later than November 22, 1995.


                 ANNUAL REPORT AND FORM 10-K S.B.

     The annual report of the Corporation to its shareholders for the calendar year 1994 will be provided to shareholders prior to the annual meeting.

     Copies of the Corporation's Annual Report to the Securities and Exchange Commission (Form 10-K S.B.) will be mailed to Shareholders without charge, upon written request made to: Glen
Lamar, First Pulaski National Corporation, 206 South First Street,
Pulaski, Tennessee, 38478.

By the order of the Board of Directors


This the 31st day of March, 1995.
/s/ Parmenas Cox                  /s/ Robert M. Curry
____________________________      _________________________________
Parmenas Cox                      Robert M. Curry
Senior Chairman of                Chairman of the Board & CEO
the Board

/s/William R. Horne
____________________________
William R. Horne
President

                     FIRST PULASKI NATIONAL CORPORATION
                             PULASKI, TENNESSEE

         PROXY FOR ANNUAL MEETING OF SHAREHOLDERS ON APRIL 20, 1995
      SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE CORPORATION

                           PLEASE SIGN AND RETURN

     Know all men by these presents that I, the undersigned shareholder of the First Pulaski National Corporation, do hereby nominate, constitute and appoint Stephen F. Speer and D. Clayton Lee, or any one of them (with full power to act alone), my true and lawful attorney(s) with full power of substitution for me and in my name, place and stead to vote all the Common
Stock of said Corporation standing in my name on its books on March 31, 1995, at the annual meeting of its shareholders to be held at the First National
Bank Building, 206 South First Street, Pulaski, Tennessee 38478, on Thursday,
April 20, 1995, at 1:00 P.M., CDT or any adjournment or adjournments thereof, with all power the undersigned would possess if personally present as follows:

     (1) Election as Directors of the twenty-six (26) persons listed below:

FOR   [  ]                                  AGAINST  [  ]
all nominees listed except as marked        all nominees listed below
to the contrary below.  No mark
through will be indicated as a
vote for the named individual.

David E. Bagley              Gregory G. Dugger        D. Clayton Lee
Johnny Bevill                Joe Dunavant             Kenneth R. Lowry
James K. Blackburn, IV       Charles D. Haney         Beatrice J. McElroy
Wade Boggs                   W. Gary Harrison         William A. McNairy
James H. Butler              R. M. Harwell            W. Harwell Murrey
Thomas L. Cardin             Morris Ed Harwell        Stephen F. Speer
Joyce F. Chaffin             James Rand Hayes         W. E. Walters
Parmenas Cox                 William R. Horne         Bill Yancey
Robert M. Curry              Glen Lamar

     IF YOU DESIRE TO VOTE AGAINST ANY ONE OR ALL OF THE INDIVIDUALS LISTED
ABOVE, SIMPLY STRIKE THROUGH HIS OR HER NAME.

     (2)  Ratification of the selection of Putman and Hancock, Certified
Public Accountants, for professional services for the current year:
         [  ]  FOR               [   ] AGAINST           [  ]  ABSTAIN

     (3) Whatever other business may be brought before the meeting or any adjournment or adjournments thereof. Management at present knows of no other business to be presented at the meeting.

     THIS PROXY CONFERS AUTHORITY TO VOTE "FOR" EACH PROPOSITION LISTED ABOVE
UNLESS "AGAINST" OR "ABSTAIN" IS INDICATED.  IF ANY OTHER BUSINESS IS
PRESENTED AT SAID MEETING, THIS PROXY SHALL BE VOTED IN ACCORDANCE WITH THE
RECOMMENDATION OF MANAGEMENT UNLESS OTHERWISE INDICATED BELOW.

     TO WITHHOLD DISCRETIONARY AUTHORITY TO VOTE ON OTHER MATTERS AT ANNUAL
MEETING.   CHECK BLOCK.    [  ]

     The management recommends a vote of "FOR" each of the listed propositions. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
THE CORPORATION AND MAY BE REVOKED PRIOR TO ITS EXERCISE.

     IN WITNESS WHEREOF, I have hereunto set my hand this the _____ day of ________________________, 1995.

Number of shares:________

                            _____________________________________________

                            _____________________________________________
                            Signature of Shareholder(s), including
                            title when signing as attorney, executor
                            administrator, trustee, guardian or corporate
                            officer.  All co-owners must sign.

